UBS PACE

SAI Supplement

PACE® Select Advisors Trust

Supplement to the Statement of Additional Information (the "SAI") dated November 28, 2011

January 4, 2012

Dear Investor,

The purpose of this supplement is to update information related to certain additional compensation paid to Morgan Stanley Smith Barney LLC, Citigroup Global Markets Inc.

Accordingly, the SAI is hereby revised as follows, effective immediately:

The section captioned "Investment management, administration and principal underwriting arrangements" and sub-captioned "Additional compensation to financial institution(s)" and further sub-captioned "Morgan Stanley Smith Barney LLC, Citigroup Global Markets Inc. ("MSSB")" on page 118 of the SAI is deleted in its entirety and replaced by the following:

Morgan Stanley Smith Barney LLC, Citigroup Global Markets Inc. ("MSSB")

With respect to Qualifying Shares, UBS Global AM (US), as per a written agreement between both parties, annually pays MSSB no more than the greater of (i) up to 0.16% (16 basis points) of the average daily value of all Qualifying Shares of the funds or (ii) a minimum of $250,000.00 per year. Qualifying Shares are defined as those shares of the funds (i) in MSSB accounts and (ii) where MSSB is designated by purchasers as broker-dealer of record. Qualifying Shares do not include any money market shares, or shares, if any, held in the following programs; taxable and non-taxable fee-based advisory programs offered by MSSB and its affiliates, including Morgan Stanley Retirement Solutions Retirement Plan Programs and Variable Annuities.

With respect to Fee Based Shares, UBS Global AM (US), as per a written agreement between both parties, quarterly pays MSSB at the annual rate of up to 0.12% to 0.28% (12 to 28 basis points) of the average daily value of the Fee Based Shares. Fee Based Shares are defined as those shares of the funds (i) in MSSB accounts, (ii) where MSSB is designated by purchasers on the funds' records as broker-dealer of record and (iii) held in fee-based advisory programs offered by MSSB to taxable accounts but do not include money market shares, or shares, if any, held in certain (but not all) non-taxable fee-based advisory accounts (e.g., those held by pension and profit-sharing plans subject to ERISA, IRAs, public employer pension accounts) and do not include any Qualifying Shares. Qualifying Shares include both domestic and offshore mutual funds.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE

ZS-524